UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 24, 2004

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51022	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas

New York, NY 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 Material Modification to Rights of Security Holders.

On November 8, 2004, News Corporation announced that its Board of Directors, as was constituted prior to the Company’s reincorporation, adopted a Stockholder Rights Agreement. On November 23, 2004, the News Corporation Board of Directors, as reconstituted following the reincorporation, approved such prior action. The Board of Directors also approved a technical amendment to the Stockholder Rights Agreement to reflect the name change of the Company and to reflect that some of the Company’s shares may be held in book-entry. The Stockholder Rights Agreement and a summary description of the rights issued pursuant to the Rights Agreement were filed as exhibits to the Form 6-K filed on November 8, 2004 of The News Corporation Limited (n/k/a News Holdings Limited). The amendment to the Stockholder Rights Agreement is filed as an exhibit to this Form 8-K.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2004, the Company filed a Restated Certificate of Incorporation. No revisions or amendments were made to the terms of the Company’s Certificate of Incorporation. On November 22, 2004, the Company also filed a Certificate of Correction to correct a typographical error in its Certificate of Designations setting forth the terms of the Company’s Series A Junior Participating Preferred Stock. The correction related to an incorrect section cross-reference and does not affect the terms, rights and privileges of the Company’s capital stock.

ITEM 8.01 OTHER EVENTS.

News Corporation is filing this current report to provide certain disclosure for the fiscal year ended June 30, 2004 (set forth in Exhibit 99.1 hereto and incorporated herein by reference). Except as otherwise noted, the disclosures relate to News Corporation’s predecessor, The News Corporation Limited, an Australian corporation.

News Corporation is also filing in this current report its financial results for the quarters ended September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004 in accordance with United States generally accepted accounting principles (“GAAP”) (set forth in Exhibit 99.2 hereto and incorporated herein by reference).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description
99.1	Certain disclosures for the fiscal year ended June 30, 2004.
99.2	Certain disclosures for the quarters ended September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION
(REGISTRANT)

By:	/s/ Arthur M. Siskind
Arthur M. Siskind
Senior Executive Vice President and Group General Counsel

Dated: November 24, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Certain disclosures for the fiscal year ended June 30, 2004.
99.2	Certain disclosures for the quarters ended September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004.

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